UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

NEXGEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56066	26-4042544
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2150 Cabot Boulevard West, Suite B Langhorne, Pennsylvania	19067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2020, Dr. Jerome B. Zeldis was appointed to the board of directors of NexGel, Inc. (the “Company”) to serve for a term expiring at the next annual meeting of stockholders or until his successor is duly elected and qualified. Dr. Zeldis has not been appointed to any committees of the board of directors. Dr. Zeldis will also be appointed as the Chairman of the Company’s Scientific Advisory Board and enter into a consulting agreement with the Company whereby he would receive a monthly fee of $10,000 for a period of up to fourteen months. However, at the time of this filing, the terms of such consulting agreement have not been finalized. Once such terms are finalized, the Company will make additional public disclosure. Dr. Zeldis participated in the Company’s recently announced private placement by purchasing 2,500,000 shares of the Company’s common stock, par value $0.001, at a price per share equal to $0.04. Except as described herein, (i) no compensation or other arrangements were entered into between the Company and Dr. Zeldis in connection with his appointment as a director of the Company and (ii) there are no transactions between the Company and Dr. Zeldis or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 8.01  Other Events.

On April 1, 2020, the Company issued a press release regarding the appointment of Dr. Zeldis to the Company’s board of directors.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference in its entirety.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of NexGel, Inc. issued on April 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2020

NEXGEL, INC.

	By:	/s/ Adam Levy
Adam Levy
Chief Executive Officer